Trustmark
Banking and Financial Solutions

People you trust. Advice that works.

Annual Shareholders' Meeting
May 9, 2006

Annual Shareholders' Meeting
  May 9, 2006

Forward-Looking Statements
Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.
These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of, or a material delay in closing of, the Republic Bancshares of Texas merger, greater than expected costs or difficulties related to new products and lines of business and other risks described in Trustmark Corporation's filings with the Securities and Exchange Commission.
Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark Corporation undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

TENNESSEE
ARKANSAS
Dallas
TEXAS
ALABAMA
LOUISIANA
Mobile
New Orleans
FLORIDA
Trustmark
Republic

Annual Shareholders' Meeting
  May 9, 2006

	2005 (as reported)	2005 (excl. Katrina)*
Net Income	$103 million	$113 million
ROE	13.68%	15.02%
ROA	1.25%	1.38%
Basic EPS	$1.82	$2.00
*See slide #34 for Non-GAAP Financial Disclosure
Corporate Profile
As of December 31, 2005
Trustmark is an integrated
provider of banking and
financial solutions
•
$ 8.4 billion in total assets
•
$ 420 million in revenue
•
Investment Ratings
–
Moody’s:   A3
–
S&P:   BBB+
Corporate Infrastructure
•
145 Banking Centers and
180 ATMs
•
2,600 associates
•
Serving Florida,
Mississippi, Tennessee and
Texas

Annual Shareholders' Meeting
  May 9, 2006

Reasons to Invest in Trustmark
Diversified business mix expanding into attractive growth
markets
Major balance sheet restructuring
Above peer performance on mid-cap banking metrics

Annual Shareholders' Meeting
  May 9, 2006

	Loans+	Deposits+	Commercial Relationship Managers
	$195	$161	11
+
	475	589	29
	$670	$750	40
+ $ in millions, as of 3/31/06
+$ in millions, as of 3/31/06
*As of 6/30/05
Houston, TX - MSA
Demographics
•
Population – 5.4 million
15% growth from 2005-10
•
Median HHI – $54,000
19% growth from 2005-10
•
Deposits – $99.8 billion*

Annual Shareholders' Meeting
  May 9, 2006

Established in November 1998; 4th largest independent banking franchise headquartered in Houston
Seasoned, long-term Houston commercial bankers with longstanding customer relationships… “a 30 year old bank with an 8 year old charter”
Financial Summary – March 31, 2006
–
Loans:                                     $475.3 Million
–
Assets:                                     $654.0 Million
–
Deposits:                                  $589.2 Million
–
Equity:                                     $43.4 Million
–
Equity - Adjusted (1):               $50.0 Million
Currently operates 6 banking centers within the Houston MSA
(1) Adjusted for the exercise of Republic's options prior to close.
Company Overview

Prairie View
Tomball
Spring Creek
Waller
WALLER
LIBERTY
Kingwood
Dayton
Humble
Lake Houston
Hardy Toll Rd
Aldine
Beltway 8
TEXAS
Greens Bayou
Sheldon Reservoir
Barrett
Mont Belvieu
Jersey Village
San Jacinto
Highlands
HARRIS
Brookshire
Katy
I-10 Hwy Ln
Bunker Hill Village
Piney Point Village
Cloverleaf
Houston
Channelview
Cedar Bayou
Baytown
Galena Park
Buffalo Bayou
West University Place
Deer Park
Pasadena
Simonton
Meadows
Brays Bayou
La Porte
Wallis
Sugar Land
Stafford
S Sam Houston Tollway W
Armand Bayou
Red Bluff Rd
Galveston
Richmond
Missouri City
Pearland
Taylor Lake Village
Seabrook
FORT BEND

Trustmark

1 Hempstead
2 Champions FM1960
3 Tanglewood
4 River Oaks
5 Clear Lake

Republic National Bank

6 Cypress Station
7 Champions
8 E. Highway 290
9 Memorial
10 River Oaks
11 Pasadena

Trustmark Future Sites

12 Gleannloch
13 Louetta
14 Cinco Ranch
15 Lake Pointe
16 Hwy 6 @ Austin Pkwy

  Annual Shareholders' Meeting
  May 9, 2006

Proforma Banking Center Franchise

Republic National Bank
Pointing the way

Cypress Station
Republic National Bank

Champions
Republic National Bank

Republic National Bank

Annual Shareholders' Meeting
  May 9, 2006

Highway 290
Banking Center Franchise

REPUBLIC NATIONAL BANK
Pointing the way

Memorial
REPUBLIC NATIONAL BANK

REPUBLIC NATIONAL BANK

REPUBLIC NATIONAL BANK

Annual Shareholders' Meeting
  May 9, 2006

Pasadena
River Oaks
Banking Center Franchise

REPUBLIC NATIONAL BANK
Pointing the way.

	As of December 31,				
	2001	2002	2003	2004	2005
Commercial	$113,991	$123,699	$120,667	$130,896	$138,940
Real Estate:					
Commercial R.E.	$79,516	$90,268	$103,312	$143,415	$171,055
Construction	$19,586	$29,308	$39,467	$68,028	$88,019
Residential 1-4 Family	$20,916	$21,740	$22,782	$26,901	$35,051
Consumer & Other	$24,478	$28,540	$29,258	$33,255	$37,705
Gross Loans & Leases	$258,487	$293,555	$315,486	$402,495	$470,770
Yield on Loans	8.59%	7.29%	6.72%	6.43%	6.87%

8%
7%
30%
19%
36%
Commercial
Commercial R.E.
Construction
Residential 1-4 Family
Consumer & Other

	As of December 31,				
	2001	2002	2003	2004	2005
Noninterest Bearing	$75,448	$106,031	$117,925	$167,798	$198,708
Savings & NOW	$21,014	$22,429	$30,923	$30,636	$35,689
Money Market	$96,576	$112,597	$86,855	$141,972	$148,989
Retail CD's	$35,930	$43,404	$37,929	$37,264	$38,492
Jumbo CD's	$59,173	$64,620	$81,549	$120,090	$150,304
Total Deposits	$288,141	$349,081	$355,181	$497,760	$572,182
Cost of Deposits	3.15%	1.63%	1.10%	1.06%	1.59%

26%
35%
7%
6%
26%
Noninterest Bearing
Savings & NOW
Money Market
Retail CD's
Jumbo CD's

Annual Shareholders' Meeting
  May 9, 2006

Loan Composition
Deposit Mix
($ in thousands, as of December 31, 2005)
Balance Sheet Mix

County	Rank	Institution	Inst Type	# of Branches	June '05 Total Deposits	June '05 Market Share (%)	June '04 Market Share (%)
Harris, TX	1	JPMorgan Chase & Co. (NY)	Bank	110	40,487,727	47.18	41.20
Total County Deposits =	2	Bank of America Corp. (NC)	Bank	92	7,981,256	9.30	10.55
$85,821,185	3	Wells Fargo & Co. (CA)	Bank	91	5,833,897	6.80	7.45
	4	Zions Bancorp. (UT)	Bank	52	4,027,761	4.69	5.18
	5	Washington Mutual Inc. (WA)	Thrift	79	3,994,942	4.65	5.51
	6	Golden West Financial (CA)	Thrift	11	2,542,820	2.96	2.82
	7	Sterling Bancshares Inc. (TX)	Bank	26	2,329,098	2.71	3.07
	8	Compass Bancshares Inc. (AL)	Bank	33	2,208,698	2.57	3.35
	9	Cullen/Frost Bankers Inc. (TX)	Bank	23	1,268,407	1.48	1.80
	10	Franklin Bank Corp. (TX)	Savings Bank	1	1,190,680	1.39	1.25
	11	Prosperity Bancshares Inc. (TX)	Bank	26	995,958	1.16	1.34
	12	Texas Regional Bancshares Inc. (TX)	Bank	3	851,729	0.99	1.00
	13	Temple-Inland Inc. (TX)	Thrift	11	751,384	0.88	1.13
	14	BOK Financial Corp. (OK)	Bank	9	717,685	0.84	0.96
	15	**Pro Forma**	**Bank**	**11**	**657,758**	**0.77**	**0.73**
	15	Woodforest Financial Group (TX)	Bank	53	625,877	0.73	0.77
	16	Capital One Financial Corp. (VA)	Bank	21	616,547	0.72	0.72
	17	MetroCorp Bancshares Inc. (TX)	Bank	9	604,017	0.70	0.80
	18	Encore Bancshares Inc. (TX)	Thrift	10	588,275	0.69	0.80
	19	Comerica Inc. (MI)	Bank	13	562,461	0.66	0.84
	20	**Republic Bancshares of Texas (TX)**	**Bank**	**6**	**540,510**	**0.63**	**0.56**
		Top 20 Institutions		**678**	**$78,720,929**	**91.73**	**91.20**
	43	**Trustmark Corp. (MS)**	**Bank**	**5**	**117,248**	**0.14**	**0.17**

Annual Shareholders' Meeting
  May 9, 2006

Pending Ownership, including Banks & Thrifts
Deposit data as of June 30, 2005
Data Source:  SNL Financial
Deposit Market Share

Trustmark Corporation

Tennessee
7.7%
Florida
5.4%
Texas
2.5%
Mississippi
84.4%

Pro Forma

Tennessee
7.0%
Florida
4.9%
Texas
11.2%
Mississippi
76.9%

Annual Shareholders' Meeting
  May 9, 2006

(1) Based on FDIC data as of June 30, 2005.
Data Source:  SNL Financial
The acquisition of Republic will increase the percentage of Trustmark’s total deposits in Texas from 2.5% to over 11%

Strategic Transformation

2003	2004	2005
Net Loans	$ 4,991,449	$ 5,382,489	$ 6,000,786
Securities/Fed Funds	2,014,130	2,044,198	1,437,232
Total Earning Assets	7,005,579	7,426,687	7,438,018
Total Assets	7,691,095	8,175,333	8,251,302
Total Deposits	4,967,611	5,388,571	5,921,560
Borrowings	1,980,273	1,963,335	1,465,755
Equity	$ 690,705	$ 748,951	$ 751,111

Annual Shareholders' Meeting
  May 9, 2006

($ in thousands)
Balance Sheet Data – 4th Qtr Avg
Major balance sheet restructuring

$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
7.7% CAGR
11.5%
4.1
4.4
4.6
5.0
5.4
6.0
2000
2001
2002
2003
2004
2005

Annual Shareholders' Meeting
  May 9, 2006

($ in billions)
Construction
9%
$0.5
1-4 Family
34%
$2.1
Other
10%
$0.6
Real Estate
18%
$1.1
Commercial
14%
$0.9
Consumer
15%
$0.9
Total Loans
4th  Quarter Average
Loan Composition
As of December 31, 2005
Loans

$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
8.4% CAGR
9.9%
4.0
4.4
4.6
5.0
5.4
5.9
2000
2001
2002
2003
2004
2005

Savings
26%
$1.6
CDs
36%
$2.3
Interest
Bearing
Transaction
13%
$0.8
Noninterest
Bearing
Transaction
25%
$1.6

Annual Shareholders' Meeting
  May 9, 2006

Total Deposits
4th Quarter Average
Deposit Composition
As of December 31, 2005
($ in billions)
Deposits

Annual Shareholders' Meeting
  May 9, 2006

Wealth
Mgmt
6%
$26
Commercial
10%
$43
Insurance
8%
$33
Mortgage
6%
$26
Consumer
Non-Branch
9%
$38
Consumer
Branch
56%
$234
Treasury
& Other
5%
$20
($ in millions)
2005 Total Revenue = $420
2005 Revenue Composition

Company Name	State	Total Assets ($ billions)+	Market Value ($ billions)*	Price/2006 Est Earnings
UMB Financial Corporation	Missouri	8.2	1.5	23.4
Hancock Holding Company	Mississippi	6.0	1.5	18.0
United Community Banks, Inc.	Georgia	5.9	1.2	17.9
South Financial Group, Inc. (The)	South Carolina	14.3	2.0	17.0
Whitney Holding Corporation	Louisiana	10.1	2.3	16.7
Valley National Bancorp	New Jersey	12.4	2.8	16.6
Alabama National BanCorporation	Alabama	5.9	1.3	16.2
Greater Bay Bancorp	California	7.1	1.4	16.0
Cullen/Frost Bankers, Inc.	Texas	11.7	2.9	15.9
Old National Bancorp	Indiana	8.5	1.4	15.9
Chittenden Corporation	Vermont	6.5	1.3	15.4
BancorpSouth, Inc.	Mississippi	11.8	1.9	15.3
Trustmark Corporation	**Mississippi**	**8.4**	**1.8**	**15.3**
Park National Corporation	Ohio	5.4	1.4	15.1
First Midwest Bancorp, Inc.	Illinois	7.2	1.8	15.0
United Bankshares, Inc.	West Virginia	6.7	1.6	14.9
MB Financial, Inc.	Illinois	5.7	1.0	14.7
Susquehanna Bancshares, Inc.	Pennsylvania	7.5	1.2	14.7
Fulton Financial Corporation	Pennsylvania	12.4	2.7	14.5
Webster Financial Corporation	Connecticut	17.8	2.5	14.4
Pacific Capital Bancorp	California	6.9	1.6	14.2
FirstMerit Corporation	Ohio	10.2	1.9	14.0
Sky Financial Group, Inc.	Ohio	15.7	2.8	13.6
Citizens Banking Corporation	Michigan	7.8	1.1	13.3

Annual Shareholders' Meeting
  May 9, 2006

+Total Assets as of December 31, 2005
*Market Value and P/E as of April 20, 2006
Peer Group
P/E Valuation Relative to Peer

2001	2002	2003	2004	2005	2005 Peer Median	TRMK 5 yr Avg	5 yr Avg Peer Median
Net Interest Margin (FTE)	4.31%	4.85%	4.11%	3.83%	3.84%	3.92%	4.19%	4.03%
Efficiency Ratio	51.77%	51.01%	51.13%	54.05%	56.24%	58.09%	52.84%	58.00%
Return on Average Equity	16.98%	17.93%	17.56%	16.08%	13.68%	12.33%	16.45%	14.31%
Return on Average Assets	1.59%	1.77%	1.60%	1.43%	1.25%	1.20%	1.53%	1.24%
Fee Income to Total Revenue	33.09%	32.68%	33.56%	31.03%	34.11%	26.24%	32.89%	27.46%
Gross Loans/Avg Earning Assets	66.97%	73.11%	71.33%	71.21%	77.84%	74.05%	72.09%	71.12%
Tangible Equity to Tangible Assets	8.74%	8.61%	7.33%	7.37%	7.00%	6.94%	7.81%	7.15%

Annual Shareholders' Meeting
  May 9, 2006

Source:  SNL Financial
Key Ratios
Above peer performance on mid-cap banking metrics

Annual Shareholders' Meeting
  May 9, 2006

Florida Panhandle
Demographics
•
Population– 401 thousand
12.4% growth from 2005-10
•
Median HHI – $44,345
14.3% growth from 2005-10
•
Deposits – $7.0 billion*
Trustmark has 8 banking centers, $634
million in loans+, $281 million in deposits+
and 4.3% deposit market share*
Strategic Focus
•
Continue commercial loan growth through 16
Commercial Relationship Managers
•
Cross-sell Fisher-Brown’s 4,000 commercial
insurance customers
•
Expand Wealth Management
•
1 new banking center to open in 2007;  new
headquarters in Destin to open in 2008; 2
sites for future expansion

Annual Shareholders' Meeting
  May 9, 2006

County	2005 Population	2004-09 Pop Growth	2005-10 Pop Growth	Deposit Market Share*	TRMK Banking Centers
Madison	84,794	8.5%	14.2%	26.9%	8
Rankin	129,402	8.6%	11.9%	31.9%	12
Hinds	250,483	-0.7%	0.2%	42.0%	22
Total	464,679	3.5%	6.0%	37.4%	42
Jackson, MS - MSA
Demographics
•
Population – 465 thousand with
6.0% growth from 2005-10
•
Median HHI – $44,761 with 15.4%
growth from 2005-10
•
Deposits – $7 billion*
Trustmark has $1.9 billion in loans+,
$3.0 billion in deposits+
Strategic Focus
•
Maintain market dominance with 42
Commercial Relationship Managers
•
2 new banking centers opened  in
Spring 2006 and 1 to open in Spring
2007

Annual Shareholders' Meeting
  May 9, 2006

Strategic Focus
•
Enhance commercial banking utilizing
19 Relationship Managers
•
Integrate Wealth Management
•
1 new banking center opened in Spring 2006
and 2 to open later in 2006
Memphis, TN - MSA
Demographics
•
Population – 1.3 million
7% growth from 2005-10
•
Median HHI – $45,866
16% growth from 2005-10
•
Deposits – $27 billion*
Trustmark has 23 banking centers, $454 million
in loans+, $686 million in deposits+,
and 2.3% deposit market share*

Wealth Management

- **Outstanding investment results**
  - All equity funds of the Performance Funds family outperformed nationally recognized style benchmarks for one year period ending December 31, 2005
  - Performance Large-Cap and Performance Leaders Funds led industry benchmarks during three months ended March 31, 2006
- **Assets under management and administration of $6.6 billion with additional $1.3 billion in brokerage assets**

Mortgage Services

- **2005 loan production - $1.3 billion**
- **Provided home financing for 9,250 customers in 2005**
- **Managing mortgage servicing assets through sales and hedging**

Insurance

- **Ranked 31st largest bank-owned insurance agency based on 2005 revenue**
- **44 producers**

Annual Shareholders' Meeting
  May 9, 2006

Strategic Business Units

Trustmark

Banking and Financial Solutions

People you trust. Advice that works.

Supplemental Information

$ Billions
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.3
4.6
4.8
5.3
5.8
6.0
2.1
1.7
1.9
2.1
1.6
1.4
2001
2002
2003
2004
2005
Q1-06
Loans
Securities

$ Billions
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.3
4.6
4.8
5.3
5.7
6.2
2.0
1.5
1.8
2.0
1.6
1.2
2001
2002
2003
2004
2005
Q1-06
Deposits
Borrowings

Annual Shareholders' Meeting
  May 9, 2006

Average Deposits and Borrowings
Average Loans and Securities

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Fed Funds
5 yr Trsy
10 yr Trsy
TRMK Avg NIM

Annual Shareholders' Meeting
  May 9, 2006

Year-End Historic Market Yields

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
5.1%
5.2%
4.8%
4.6%
4.7%
4.6%
2001
2002
2003
2004
2005
Q1-06
Loan Yield
Spread
Deposit Cost

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2.4%
3.9%
2.3%
1.8%
0.9%
0.3%
2001
2002
2003
2004
2005
Q1-06
Security Yields
Spread
Borrowings

Annual Shareholders' Meeting
  May 9, 2006

Loan Spread
Security Spread

Annual Shareholders' Meeting
  May 9, 2006

	Principal Roll-off	Roll-off Yield
2006	$220.0	3.53%
2007	$271.5	3.57%
2008	$229.8	3.78%
2009	$106.0	4.43%
Total Taxable Securities at March 31, 2006                   $1,098
Average duration of taxable securities portfolio              2.19 years
($ in millions)
Projected Taxable Securities Roll-off

$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$65.9
$75.5
$74.8
$74.3
$64.8
$76.7
Katrina
$9.8M
$18.2
$42.0
$37.9
$29.9
$27.5
$33.0
2000
2001
2002
2003
2004
2005
Allowance for Loan and Lease Losses (ALLL)
Non-Performing Assets (NPA)

	2000	2001	2002	2003	2004	2005
NPA/Total Loans + ORE	0.44%	0.93%	0.82%	0.59%	0.52%	0.56%
Net Charge Offs/Total Loans	0.25%	0.35%	0.33%	0.21%	0.12%	0.13%

Annual Shareholders' Meeting
  May 9, 2006

($ in millions)
Financial Performance
Credit Quality

2000-2005 CAGR: 9.7%
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.51
$0.56
$0.62
$0.69
$0.77
$0.81
2000
2001
2002
2003
2004
2005

1998 – 2005 ($ in millions)	
Net Income	$ 853.7
Cash Dividends	296.8
Share Repurchase Program	460.4
Cash Acquisitions	184.2

Annual Shareholders' Meeting
  May 9, 2006

Capital Management
Dividends Per Share

Republic National Bank
Pointing the way.

Assets

2000 - 2005 CAGR: 24.6%
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$211,326
$312,197
$384,419
$435,218
$573,662
$634,514
2000
2001
2002
2003
2004
2005

ROAA

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.44%
0.86%
0.86%
0.94%
0.99%
1.10%
2000
2001
2002
2003
2004
2005

ROAE

20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
3.97%
10.27%
12.18%
14.21%
14.92%
17.30%
2000
2001
2002
2003
2004
2005

Annual Shareholders' Meeting
  May 9, 2006

Data Source:  Company Filings
($ in thousands)
Historical Performance

REPUBLIC NATIONAL BANK
Pointing the way.

Loans

2000 – 2005 CAGR: 20.7%
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$183,559
$258,487
$293,555
$315,486
$402,495
$470,770
2000
2001
2002
2003
2004
2005

Deposits

2000 – 2005 CAGR: 24.7%
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$190,097
$288,141
$349,083
$355,181
$497,760
$572,182
2000
2001
2002
2003
2004
2005

Net Income

2000 – 2005 CAGR: 56.4%
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$706
$2,245
$3,001
$4,047
$4,813
$6,610
2000
2001
2002
2003
2004
2005

Net Interest Margin

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.68%
5.04%
4.98%
4.46%
4.44%
4.46%
2000
2001
2002
2003
2004
2005

Annual Shareholders' Meeting
  May 9, 2006

Data Source:  Company Filings
($ in thousands)
Historical Performance

REPUBLIC NATIONAL BANK
Pointing the way.

1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
1.00%
1.12%
1.10%
1.20%
1.20%
1.15%
2000
2001
2002
2003
2004
2005

0.80%
0.60%
0.40%
0.20%
0.00%
0.00%
0.01%
0.63%
0.40%
0.12%
0.20%
2000
2001
2002
2003
2004
2005

0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.00%
0.06%
0.20%
0.11%
0.11%
0.10%
2000
2001
2002
2003
2004
2005

0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.00%
0.07%
0.26%
0.11%
0.15%
0.10%
2000
2001
2002
2003
2004
2005

Annual Shareholders' Meeting
  May 9, 2006

Reserves / Gross Loans
NCO’s / Avg. Loans
NPA’s / Total Assets
NPL’s / Total Loans
Data Source:  Company Filings
Historical Performance

YTD Ended 12/31/05	
	($ thousands)	Basic EPS
Net Income as reported - GAAP	$ 102,951	$ 1.819
Adjustments (net of tax):		
Add charges related to Hurricane Katrina		
Provision for loan losses	6,054	0.107
Mortgage related charges	2,047	0.036
Non-interest income - lost revenues	1,649	0.029
Non-interest income - additional expenses	333	0.006
	10,083	0.178
Net Income adjusted for specific items		
(Non-GAAP)	**$ 113,034**	**$ 1.997**

Annual Shareholders' Meeting
  May 9, 2006

Management is presenting in the following table adjustments to net income as reported in accordance with generally accepted accounting principles for significant items resulting from Hurricane Katrina. Management believes this information will assist users in comparing Trustmark’s current results to prior periods.
Non-GAAP Financial Information

Annual Shareholders' Meeting
  May 9, 2006

Trustmark Corporation’s common stock is listed on the NASDAQ
National Market System and is traded under the symbol TRMK.
Additional information is available at www.trustmark.com.
Investor Inquiries:

Zach L. Wasson                                        Joseph Rein
Executive Vice President and                   First Vice President
Chief Financial Officer                             601-208-6898
601-208-6816                                            jrein@trustmark.com
zwasson@trustmark.com

Contact Information